UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2014

TELIK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11588 Sorrento Valley Rd., Suite 20

San Diego, CA 92121

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 259-9405

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K relating to Telik’s or management’s intentions, hopes, beliefs, expectations or predictions of the future, including statements relating to the combined company’s management and board of directors and any other statements about our management team’s future expectations, beliefs, goals, plans or prospects are forward-looking statements. Our actual results could differ materially from those projected in these forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in our proxy statement (File No. 000-31265), filed with the SEC on June 3, 2014 as supplemented and amended, our proxy statement (File No. 000-31265) filed with the SEC on July 25, 2014, as supplemented and amended and in our reports on Forms 10-K, 10-Q and 8-K and other filings made with the SEC. We disclaim any intention or obligation to revise or update any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

Item 1.01	Entry into a Material Definitive Agreement

Exchange Agreement and Series C Preferred Stock

On September 3, 2014, Telik and certain holders of its issued and outstanding common stock, or the common stock, entered into an Exchange Agreement, or the Exchange Agreement, pursuant to which such holders agreed to exchange approximately 1,189,700 shares of common stock for an aggregate of approximately 118,970 shares of newly designated Telik Series C convertible preferred stock, or the Series C Convertible Preferred Stock. A copy of the form of Exchange Agreement is filed as Exhibit 10.1 of this Current Report, and the foregoing description of the Exchange Agreement is subject to, and qualified in its entirety by, the full text of the form of Exchange Agreement which is incorporated herein by reference.

As contemplated by the Exchange Agreement and as approved by Telik’s Board of Directors, Telik filed with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock, or the Series C Certificate of Designations, on September 3, 2014. Holders of the Series C Convertible Preferred Stock are entitled to vote on an as converted basis on matters presented to Telik’s stockholders and, upon liquidation, share in distributions on a pari passu basis with the holders of the common stock in amounts available for distribution following payments required to be made to the holders of Telik’s Series A-1 Convertible Preferred Stock and Telik’s Series B Convertible Preferred Stock. Each share of Series C Convertible Preferred Stock is convertible into ten shares of common stock subject to adjustment and the conversion limitations set forth in the Series C Certificate of Designations. When and as declared by Telik’s Board of Directors, the holders of the Series C Convertible Preferred Stock shall be entitled to receive dividends on an as converted basis (without regard to any limitations on conversion) with the holders of Telik common stock. The foregoing description of the Series C Certificate of Designations is not complete and is subject to, and qualified in its entirety by, the full text of Series C Certificate of Designations, included as Exhibit 3.1 of this Current Report which is incorporated herein by reference.

No stockholder currently expected to be a party to the Exchange Agreement is an “affiliate” of Telik within the meaning of Rule 144 as promulgated under the Securities Act, and each stockholder who is a party to the Exchange Agreement approached Telik with the proposed exchange transaction. The terms of the Exchange Agreement and Series C Certificate of Designations were determined by arms-length negotiation between the parties. The shares of common stock issuable pursuant to the Exchange Agreement have been, or will be, upon settlement, issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act for securities exchanged by an issuer and an existing securityholder where no commission or other remuneration is paid or given directly or indirectly by the issuer for soliciting such exchange.

The disclosures in Item 3.03 are hereby incorporated by reference to this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders

Temporary Waiver of Warrant Exercise Period

As reported on Telik’s Current Report on Form 8-K filed with the SEC on May 12, 2014, Telik entered into an Agreement and Plan of Merger, or the Merger Agreement, by and among Telik, Tacoma Acquisition Corp., a Delaware corporation and wholly owned-subsidiary of Telik, or Merger Sub, and MabVax Therapeutics, Inc., a Delaware corporation, or MabVax, pursuant to which Merger Sub merged with and into MabVax with MabVax surviving as a wholly-owned subsidiary of Telik. This transaction is referred to as the Merger. As further disclosed on Telik’s Current Report on Form 8-K filed on July 1, 2014, Telik and MabVax, entered into an Amendment No. 1 to the Merger Agreement on June 30, 2014, or Amendment No. 1. As previously disclosed on Telik’s Current Report on Form 8-K filed on July 9, 2014, the parties to the Merger Agreement entered into an Amendment No. 2 to the Merger Agreement on July 6, 2014, or Amendment No. 2, and on July 8, 2014, or the Closing Date, the parties completed the Merger. In connection with the Merger, Telik issued Telik securities to MabVax’s security holders, as of the Closing Date and in exchange for securities owned by MabVax’s securityholders, as follows: (i) an aggregate of 9,349,841 shares of Telik common stock, (ii) an aggregate of 2,762,841 shares of Telik Series A-1 convertible preferred stock, par value $0.01 per share, convertible into an aggregate of 12,285,156 shares of Telik common stock as of the Closing Date, with such powers, designations, preferences and other rights as set forth in the Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock filed as Exhibit A to Amendment No. 2 included as Exhibit 2.1 of Telik’s Current Report on Form 8-K filed with the SEC on July 9, 2014, (iii) warrants to purchase up to an aggregate of 16,442,087 shares of Telik’s common stock, with an exercise price of $0.4524974 per share and expiring on July 10, 2023, or the Merger Warrants, and (iv) options to purchase up to 1,552,694 shares of common stock. The Telik securities issued on May 12, 2014 in connection with the Merger were issued in a private placement transaction pursuant to Section 4(a)(2) and Rule 506(b) of Regulation D of the Securities Act. The Form of Merger Warrant was filed as Exhibit B to the Merger Agreement included as Exhibit 2.1 to Telik’s Current Report on Form 8-K filed on July 9, 2014.

The preamble of the Merger Warrants contains limitations prohibiting the Merger Warrant holders from exercising the Merger Warrants prior to the one year anniversary of the Closing Date, or July 8, 2015. On or about September 3, 2014, Telik plans to send a letter to the holders of the issued and outstanding Merger Warrants, the Waiver Letter, waiving, on a limited basis, the requirement set forth in the preamble of the Merger Warrants that the Merger Warrants may not be exercised until July 8, 2015 and permitting the Merger Warrants to be exercised, either through payment of the exercise price or on a net “cashless” basis, at any time during the period commencing on the date of the letter and ending on and including September 12, 2014, or the Waiver Period. The Waiver Letter also provides that, with respect to exercises pursuant to the Waiver Letter during the Waiver Period, the number of shares of Telik common stock issuable upon cashless exercise shall be determined in accordance with the formula set forth in the Waiver Letter rather than the formula set forth in Section 1(d) of the Merger Warrant.

Telik’s management hopes that this temporary waiver of the warrant exercise period limitation will gradually increase the number of its publicly held shares in furtherance of Telik’s continued efforts to satisfy NASDAQ’s Initial Listing Standards and regain trading eligibility for shares of its common stock on the NASDAQ Capital Market as further described in Telik’s Current Report on Form 8-K filed with the SEC on July 11, 2014. Shares of Telik common stock issued upon exercise of the Merger Warrants will not be registered for resale during the Waiver Period and will be subject to resale restrictions per Rule 144 as promulgated by the Securities Act.

The foregoing descriptions of the Merger Agreement, the Merger Warrants and the Waiver Letter are not complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement, which was attached as Exhibit 2.1 to Telik’s Current Report on Form 8-K filed with the SEC on May 12, 2014, the full text of the Amendment No. 1 attached as Exhibit 2.1 to Telik’s Current Report on Form 8-K filed with the SEC on July 1, 2014, the full text of the proxy statement (File No. 000-31265), filed with the SEC on June 3, 2014 as supplemented and amended, the full text of Amendment No. 2 attached as Exhibit 2.1 on Telik’s Current Report filed with the SEC on July 9, 2014, the full text of the Merger Warrant attached as Exhibit 4.1 on Telik’s 8-K filed with the SEC on July 9, 2014 and the full text of the Waiver Letter filed as Exhibit 10.2 to this Current Report, the terms of which are each incorporated herein by reference.

The disclosures in Item 1.01 are hereby incorporated by reference to this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosures in Item 3.03 are hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated July 7, 2014, by and among Telik Inc., Tacoma Acquisition Corp. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of Telik’s Current Report on Form 8-K filed with the SEC on July 9, 2014)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated June 30, 2014, by and among Telik Inc., Tacoma Acquisition Corp. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of Telik’s Current Report on Form 8-K filed with the SEC on July 1, 2014)

2.3	Agreement and Plan of Merger, dated May 12, 2014, between Telik, Inc. Tacoma Acquisition Corp., Inc. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of Telik’s Current Report on Form 8-K filed with the SEC on May 12, 2014)

3.1	Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock

3.2	Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock (included as Exhibit A to Amendment No. 2 attached as Exhibit 2.1 of Telik’s Current Report on Form 8-K filed with the SEC on July 9, 2014)

4.1	Form of Merger Warrant (included as Exhibit B to Amendment No. 2 attached as Exhibit 2.1 of Telik’s Current Report on Form 8-K filed with the SEC on July 9, 2014)

10.1	Form of Exchange Agreement

10.2	Form of Waiver Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.
Dated: September 3, 2014	By:	/s/ J. David Hansen
		Name:	J. David Hansen
		Title:	President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated July 7, 2014, by and among Telik Inc., Tacoma Acquisition Corp. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of Telik’s Current Report on Form 8-K filed with the SEC on July 9, 2014)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated June 30, 2014, by and among Telik Inc., Tacoma Acquisition Corp. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of Telik’s Current Report on Form 8-K filed with the SEC on July 1, 2014)

2.3	Agreement and Plan of Merger, dated May 12, 2014, between Telik, Inc. Tacoma Acquisition Corp., Inc. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of Telik’s Current Report on Form 8-K filed with the SEC on May 12, 2014)

3.1	Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock

3.2	Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock (included as Exhibit A to Amendment No. 2 attached as Exhibit 2.1 of Telik’s Current Report on Form 8-K filed with the SEC on July 9, 2014)

4.1	Form of Merger Warrant (included as Exhibit B to Amendment No. 2 attached as Exhibit 2.1 of Telik’s Current Report on Form 8-K filed with the SEC on July 9, 2014)

10.1	Form of Exchange Agreement

10.2	Form of Waiver Letter